PROFUNDS

Supplement dated July 22, 2004

to the Prospectus dated May 1, 2004

Commencement of Operations of Certain ProFunds

The following ProFunds have not commenced investment operations:

Dow 30 ProFund

Short Mid-Cap ProFund

Short Dow 30 ProFund

Leisure Goods & Services UltraSector ProFund

Oil Drilling Equipment & Services UltraSector ProFund

The Trustees and Officers of ProFunds may consider an initial investment of $5 million or more to be sufficient to warrant the opening of a ProFund. The ProFunds may not be available for sale in all states. Please contact ProFunds or your investment adviser to determine if such ProFunds are available for sale in your state.

Investors should retain this supplement for future reference.

PROSUPP0704